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Scudder Greater Europe Growth Fund

Classes A, B and C

Annual Report

October 31, 2001

"We remain hopeful that aggressive interest rate cuts, lower oil prices and reasonable valuations will provide a base for continued recovery in European markets."

Contents

3 Performance Summary

6 Economic Overview

8 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

20 Financial Statements

24 Financial Highlights

27 Notes to Financial Statements

35 Report of Independent Accountants

36 Tax Information

37 Officers and Directors

38 Account Management Resources

Scudder Greater Europe Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	SERAX	811165-695
Class B	SERBX	811165-687
Class C	SERCX	811165-679

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary October 31, 2001

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Greater Europe Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	-26.18%	-1.67%	7.97%	11.32%
Class B(a)	-26.77%	-2.45%	7.11%	10.43%
Class C(a)	-26.83%	-2.46%	7.12%	10.44%
Morgan Stanley Capital International (MSCI) Europe Index+	-22.85%	-4.31%	6.32%	8.82%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value Information
	Class A	Class B	Class C
Net Asset Value: 10/31/01	$ 22.13	$ 22.02	$ 22.01
Commencement of sales (3/19/01)	$ 25.79	$ 25.79	$ 25.79

Class S Lipper Rankings* - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	83	of	172	48
3-Year	40	of	102	39
5-Year	15	of	61	25

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

(a) On March 19, 2001, the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder Greater Europe Growth Fund - Class A -- Morgan Stanley Capital International (MSCI) Europe Index+

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$6,957	$8,961	$13,830	$20,091
	Average annual total return	-30.43%	-3.59%	6.70%	10.39%
Class B(c)	Growth of $10,000	$7,112	$9,106	$13,999	$20,143
	Average annual total return	-28.88%	-3.08%	6.96%	10.43%
Class C(c)	Growth of $10,000	$7,317	$9,280	$14,102	$20,158
	Average annual total return	-26.83%	-2.46%	7.12%	10.44%
Morgan Stanley Capital International (MSCI) Europe Index+	Growth of $10,000	$7,715	$8,763	$13,586	$18,067
	Average annual total return	-22.85%	-4.31%	6.32%	8.82%

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class S shares; rankings for share classes may vary.
** The Fund commenced operations on October 10, 1994. Index comparisons begin October 31, 1994.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
(c) On March 19, 2001, the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 15 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total returns would have been lower.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, and the terrorist attacks in the United States on the World Trade Center and the Pentagon only increased the odds of recession. In the wake of the attacks, U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their child's tuition, we don't expect total consumption to get back to this past summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. We believe individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

November 13, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of November 13, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder Greater Europe Growth Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Greater Europe Growth Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Carol L. Franklin sets the fund's investment strategy and oversees its daily operation. Ms. Franklin joined the Advisor in 1981 and the fund team in 1996. Ms. Franklin has over 12 years of European research and investment management experience.

Portfolio Manager Joseph Axtell joined the Advisor and the fund team in 2001. Mr. Axtell began his investment career in 1985.

Portfolio Manager Nicholas Bratt joined the Advisor in 1976 and the fund team in 1994. Mr. Bratt has over 25 years of experience in global investing.

In the following interview, Portfolio Managers Carol Franklin and Joe Axtell discuss Scudder Greater Europe Growth Fund's strategy and the market environment during the 12-month period ended October 31, 2001.

Q: The world economy has slowed during 2001, and the events of September 11 have added a new dimension of uncertainty. How have the European markets responded in this environment?

A: Markets around the globe declined for the bulk of the period as investors reacted to the deteriorating economic environment. Corporate profit expectations were ratcheted down, buffeted by the headwinds of falling investment spending and rising oil prices. This reversal was most pronounced in the United States, which had previously led the way up.

Although European markets mimicked the behavior of the U.S. markets in the first half of the period, the underlying fundamentals in Europe looked more solid. Europe was earlier in its economic cycle than the United States and was less exposed to market and economic excesses. Europe had been less burdened by the imbalances that characterize the U.S. financial system, such as the high levels of debt among consumers and corporations. In addition, unemployment in Europe was relatively low by past standards, and tax cuts were working their way into consumers' pocketbooks in France, Germany and Italy. Not surprisingly, consumer confidence remained high in the United Kingdom, France and Spain.

Thus, the apparent coordinated easing of interest rates in April by most of the world's major central banks, including the U.S. Federal Reserve Bank (the Fed), the Bank of Japan, the Bank of England (BOE) and the Swiss National Bank, sparked a sharp stock market rally. But by May, investors focused on worrisome economic data coming from the major European economies as the malaise spread and companies warned of the impact of a demand slowdown in the United States. These worries were confirmed in June as companies began to preannounce profit shortfalls for the second quarter. Many of the businesses issuing warnings were technology companies, but they were not alone. Chemical giants, supply and equipment companies, and even consumer product companies were suffering, too. These warnings, as well as warnings issued in the United States, forced investors to dwell on the outlook for corporate profitability. These three months - April, May and June - characterized the balance of the period: extreme volatility due to a tug-of-war between the fears of a worsening corporate profit outlook and the hope that interest rate cuts would work their magic.

By the second half of our reporting period, the European economies were clearly losing steam, slowed by the severity of the U.S. economic retreat and by the reluctance of the European Central Bank (ECB) to cut interest rates more proactively in order to stimulate economic growth. European business and consumer confidence started to slide, and unemployment began to rise. Then, the shocking terrorist attacks on the United States shattered markets. European markets fell sharply in the 10 days following the attack, bottoming on September 21.

However, the sharp contraction in equity prices and the aggressive interest rate cuts by the Fed, the BOE and even the reluctant ECB on September 17 served to establish a base for equity prices. The markets staged a moderate recovery, and by the end of October, many equity indices had exceeded their pre-September 11 levels.

Q: Please describe the fund's performance against this backdrop.

A: While European economies were not slowing as severely as the U.S. economy, the equity markets suffered nonetheless. The Morgan Stanley Capital International Europe Index (MSCI Europe) declined 22.85 percent for the 12-month period ended October 31, 2001, while Scudder Greater Europe Growth Fund also suffered, declining 26.18 percent (Class A shares - unadjusted for sales charge). The MSCI Europe benchmark is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe. We remind investors that over the longer term, the fund (Class S) has outperformed the benchmark and ranks well within the top quartile of Lipper's European Region funds category for all long-term historical time periods. (For complete details on the fund's Lipper rankings, please see page 3.) The fund (Class S) also earned a four-star Overall Morningstar Rating as of October 31, 2001.

The fund suffered from its growth bias during this period when typical growth industries such as technology (a subsector of other) and media (a consumer discretionary subsector) performed poorly. Media was the best performing of the two, and it was down roughly 38 percent. While the fund entered the period slightly underweight in technology, the fund was overweight in media, negatively impacting performance. The longer-term trend for the media industry in Europe is positive, given the relatively low advertising budgets in Europe relative to the United States, the emergence of new advertisers in deregulating industries, and the opportunities created by the fragmentation of media and customer segmentation. Nevertheless, short term developments overwhelmed these favorable long-term trends as advertising budgets were slashed in reaction to an economy weakening faster than we had anticipated. Several of the fund's positions in software also hurt performance due to their sensitivity to corporate spending pullbacks.

Q: What helped to offset some of these detractors?

A: The fund's strongest performance occurred in the financial sector, where our stock selection in the banking and insurance industries stood out by outperforming both the market and their respective industries. This was important to overall performance, because banks and insurance companies account for nearly a quarter of the European market capitalization. Spain's Banco Popular (2.2 percent of net assets) and Britain's Barclays (2.4 percent of net assets) posted positive returns over the 12-month period. Both banks benefited from strongly focused domestic consumer franchises in relatively robust consumer economies. Banco Popular is also gaining market share in a relatively strong banking environment.

Two stocks in the construction and engineering industry also contributed to performance. France's Vinci (1.4 percent of net assets) and Spain's Grupo Dragados (0.8 percent of net assets) are both profiting from increased spending for public works infrastructure and redeploying cash flow into higher-margin, higher-growth service operations such as toll ways, parking garages, waste treatment and port management. Vinci is also benefiting from cost savings resulting from its merger this year with another large construction company.

Q: What is your outlook for the next six months?

A: We expect the markets to remain choppy and volatile as investors' focus shifts between rate-cut-inspired recovery hopes and concerns about bleak economic data and poor corporate earnings. Throughout much of the reporting period, we had shifted the fund into industries with slower but more reliable earnings growth, such as energy and food producers. However, after the significant decline in both share prices and interest rates highlighted more reasonable valuations and improved prospects for growth stocks, we have gradually shifted the fund into companies with good long-term growth and recovery potential. We want to better balance the portfolio between risk and defensiveness.

In this process, we have increased exposure to telecom operators, whom we expect to benefit from lower interest rates, improved cash flow, friendlier regulators and the demise of weaker players. We have also reinitiated positions in telecom equipment companies and investment banks and have increased exposure to technology and other cyclical industries. These positions were funded through reductions in exposure to energy, food, beverage and pharmaceutical companies.

We remain hopeful that aggressive interest rate cuts, lower oil prices and reasonable valuations will provide a base for continued recovery in European markets. We believe that the economic slowdown may hasten the restructuring of European industry. We expect that European companies will come out of this slowdown healthier, more competitive and more robust.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary October 31, 2001

Geographical	10/31/01	10/31/00

United Kingdom	28%	21%
France	27%	19%
Germany	17%	21%
Italy	7%	9%
Netherlands	7%	12%
Spain	5%	5%
Switzerland	5%	6%
Finland	2%	3%
Sweden	1%	1%
Other	1%	3%
	100%	100%

Sector Diversification	10/31/01	10/31/00

Financial	23%	30%
Manufacturing	12%	14%
Energy	12%	10%
Health	10%	4%
Communications	8%	9%
Construction	7%	-
Service Industries	6%	5%
Consumer Staples	6%	6%
Consumer Discretionary	5%	7%
Other	11%	15%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2001* (29.4% of Portfolio)
1. GlaxoSmithKline PLC Manufacturer of prescription and over-the-counter medicines	United Kingdom	3.7%
2. Total Fina ELF SA Explorer, refiner and transporter of oil and natural gas	France	3.7%
3. Vodafone Group PLC Provider of cellular telecommunication services	United Kingdom	3.4%
4. BP PLC Explorer and producer of oil and natural gas	United Kingdom	3.4%
5. Aventis SA Manufacturer of life science products	France	3.0%
6. Sanofi-Synthelabo SA Manufacturer of health care products	France	2.9%
7. Barclays PLC Provider of financial services	United Kingdom	2.5%
8. Banco Popular Espanol SA Provider of retail banking services	Spain	2.3%
9. Muenchener Rueckversicherungs-Gesellschaft AG Operator of an insurance company	Germany	2.3%
10. Royal Bank of Scotland Group PLC Provider of financial services	United Kingdom	2.2%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Shares	Value ($)
Common Stocks 100.0%
Belgium 0.4%
Interbrew (Brewer of beers)	105,732	2,744,533
Denmark 0.6%
Novo Nordisk AS "B" (Developer of diabetes care products)	106,200	4,308,225
Finland 2.0%
Kone Oyj "B" (Manufacturer of elevators)	58,400	3,994,258
Nokia Oyj AB "A" (Manufacturer of telecommunication systems and equipment)	229,700	4,802,606
Stora Enso Oyj "R" (Manufacturer of paper and paper products)	409,700	4,978,133
		13,774,997
France 27.3%
Altran Technologies SA (Provider of technology consulting services)	205,827	9,447,987
Aventis SA "A" (Manufacturer of life science products)	288,022	21,192,403
BNP Paribas SA (Provider of banking services)	161,725	13,449,803
Credit Lyonnais SA (Provider of diversified banking services)	345,762	12,096,468
Etablissements Economiques du Casino Guichard-Perrachon SA (Operator of supermarkets and convenience stores)	39,378	2,947,017
France Telecom SA (Provider of telecommunication services)	118,846	4,435,937
Galeries Lafayette (Operator of department stores and supermarket chains)	32,731	4,168,526
Groupe Danone (Producer of food products worldwide)	56,586	6,544,537
Lafarge SA (Producer of various building materials)	160,556	14,262,987
Orange SA* (Provider of cellular telephone services)	490,520	3,973,434
PSA Peugeot Citroen (Manufacturer of automobiles and commercial vehicles)	248,511	10,098,809
Sanofi-Synthelabo SA (Manufacturer of health care products)	308,247	20,322,319
Societe Generale "A" (Provider of banking services)	213,185	10,658,780
Suez SA (Builder of water treatment plants)	489,096	15,376,571
Technip-CoFlexip SA (Designer and manufacturer of industrial facilities)	42,218	4,772,590
Total Fina ELF SA "B" (Explorer, refiner and transporter of oil and natural gas)	181,064	25,422,807
Vinci SA (Builder of roads, offerer of engineering and construction services)	169,073	10,195,672
		189,366,647
Germany 16.8%
Allianz AG (Provider of multi-line insurance services)	36,661	8,608,851
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	156,158	7,308,603
Deutsche Bank AG (Registered) (Provider of financial services) (b)	108,550	6,008,578
Deutsche Boerse AG (Provider of financial services)	82,190	2,855,440
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	473,661	7,290,050
E.On AG (Distributor of oil and chemicals)	234,722	12,147,543
KarstadtQuelle AG (Operator of department stores)	259,640	8,284,277
Metro AG (Operator of building, clothing, electronic and food stores)	320,904	10,686,701
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Operator of an insurance company)	59,417	15,669,007
SAP AG (Manufacturer of computer software)	76,660	7,865,756
Schering AG (Producer of pharmaceuticals and industrial chemicals)	261,800	13,431,091
Siemens AG (Registered) (Manufacturer of electrical and electronic equipment)	228,896	10,898,348
Wella AG (Manufacturer of a variety of personal care products)	135,370	5,866,587
		116,920,832
Italy 7.2%
Assicurazioni Generali SpA (Provider of insurance and financial services)	446,500	12,237,016
ENI SpA (Provider of oilfield and engineering services)	756,700	9,480,467
Gruppo Coin SpA* (Operator of department stores)	243,655	1,842,135
Mediobanca SpA (Provider of medium- and long-term business loans and credit)	490,300	5,229,342
Riunione Adriatica di Sicurta SpA (Provider of insurance services)	490,250	5,881,858
Saipem SpA (Provider of offshore and onshore drilling services)	1,527,000	7,545,329
Telecom Italia Mobile SpA (Provider of cellular telecommunication services)	1,355,600	7,381,655
		49,597,802
Netherlands 6.4%
Akzo Nobel NV (Producer and marketer of health care products, coatings, chemicals and fibers)	134,000	5,493,637
Heineken Holding NV "A" (Parent company of Heineken NV)	80,450	2,136,067
Heineken NV (Brewer of alcoholic beverages)	100,400	3,691,413
IHC Caland NV (Supplier of materials for offshore oilfields)	93,488	4,665,780
ING Groep NV (Provider of financial services to individuals, corporations and other institutions)	135,640	3,381,694
Royal Dutch Petroleum Co. (Explorer and producer of petroleum products)	213,300	10,846,911
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	269,750	7,623,561
Unilever NV (Manufacturer of packaged food and personal care products)	129,200	6,767,874
		44,606,937
Spain 5.2%
Banco Popular Espanol SA (Provider of retail banking services)	470,400	15,792,211
Grupo Dragados SA (Provider of a range of civil and industrial services and infrastructure management)	468,400	5,687,162
Inditex SA* (Manufacturer and retailer of apparel)	424,162	7,902,580
Union Electrica Fenosa SA (Provider of electric utilities)	470,253	6,987,880
		36,369,833
Sweden 1.2%
Eniro AB (Publisher of catalogs and telephone directories)	791,089	5,527,473
Ericsson LM "B" (Producer of advanced systems and products for wired and mobile communications)	664,300	2,878,401
		8,405,874
Switzerland 4.8%
Nestle SA (Registered) (Producer and seller of food products)	45,091	9,356,010
Roche Holding AG (Developer of pharmaceutical and chemical products)	46,973	3,256,024
Serono SA (Developer and marketer of biotechnology products)	8,457	6,682,572
Swiss Re (Registered)* (Provider of reinsurance, insurance and banking)	85,939	8,836,915
UBS AG (Registered)* (Provider of commercial and investment banking services)	109,846	5,106,380
		33,237,901
United Kingdom 28.1%
Aegis Group PLC (Provider of independent media services)	8,197,465	10,141,007
ARM Holdings PLC* (Designer of RISC microprocessors and related technology)	1,093,239	5,537,031
BAE Systems PLC (Producer of military aircraft)	1,432,510	6,963,486
Barclays PLC (Provider of financial services)	570,286	17,180,889
BOC Group PLC (Producer of chemical products)	548,610	7,465,483
BP PLC (Explorer and producer of oil and natural gas)	2,927,087	23,643,469
Compass Group PLC (Operator of an international food service group)	820,606	5,989,467
Enterprise Oil PLC (Explorer of oil and gas)	533,834	3,876,943
Friends Provident PLC* (Manager of life assurance business)	1,016,119	2,706,314
GlaxoSmithKline PLC (Manufacturer of prescription and over-the-counter medicines)	965,177	25,987,307
J Sainsbury PLC (Distributor of food)	1,793,469	9,814,412
Misys PLC (Provider of software and hardware computer solutions)	1,319,388	4,992,619
Pearson PLC (Operator of a diversified media and entertainment holding company)	244,608	2,929,902
PowerGen PLC (Provider of electric utilities)	42,879	465,238
Reed International PLC (Publisher of scientific, professional and business-to-business materials)	1,324,860	10,855,778
Reuters Group PLC (Provider of international news and information)	493,400	4,674,797
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	525,898	8,541,778
Royal Bank of Scotland Group PLC (Provider of financial services)	643,026	15,394,905
Taylor Nelson Sofres PLC (Provider of market research services)	1,682,771	4,592,074
Vodafone Group PLC (Provider of cellular telecommunication services)	10,261,959	23,747,067
		195,499,966
Total Common Stocks (Cost $710,371,105)		694,833,547
Total Investment Portfolio - 100.0% (Cost $710,371,105) (a)		694,833,547

* Non-income producing security.
(a) The cost for federal income tax purposes was $722,409,588. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $27,576,041. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $41,539,958 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $69,115,999.
(b) Affiliated company (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $710,371,105)	$ 694,833,547
Foreign currency, at value (cost $24,485,953)	24,781,554
Receivable for investments sold	17,770,609
Dividends receivable	485,776
Receivable for Fund shares sold	427,116
Foreign taxes recoverable	1,431,232
Total assets	739,729,834
Liabilities
Due to custodian bank	18,810
Payable for investments purchased	9,000,264
Notes payable	3,650,000
Payable for Fund shares redeemed	686,684
Payable for variation margin on closed futures contracts	216,042
Accrued management fee	642,999
Other accrued expenses and payables	279,450
Total liabilities	14,494,249
Net assets, at value	$ 725,235,585
Net Assets
Net assets consist of: Undistributed net investment income	1,951,284
Net unrealized appreciation (depreciation) on: Investments	(15,537,558)
Foreign currency related transactions	304,202
Accumulated net realized gain (loss)	(166,545,135)
Paid-in capital	905,062,792
Net assets, at value	$ 725,235,585

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($2,915,563 / 131,532 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.17
Class S Net Asset Value, offering and redemption price per share ($721,490,843 / 32,539,663 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.17
Class A Net Asset Value and redemption price per share ($717,033 / 32,399 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 22.13
Maximum offering price per share (100 / 94.25 of $22.13)	$ 23.48
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($48,183 / 2,188 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 22.02
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($63,963 / 2,906 shares of capital stock outstanding, $.01 par value, 20,000,000 authorized)
$ 22.01

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,501,239)	$ 15,702,894
Interest	2,077,838
Total Income	17,780,732
Expenses: Management fee	10,900,277
Administrative fee	4,131,689
Distribution service fees	1,626
Directors' fees and expenses	25,790
Other	83,538
Total expenses	15,142,920
Net investment income (loss)	2,637,812
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(162,688,097)
Futures	388,110
Foreign currency related transactions	(690,086)
(162,990,073)
Net unrealized appreciation (depreciation) during the period on: Investments	(136,262,142)
Foreign currency related transactions	495,289
(135,766,853)
Net gain (loss) on investment transactions	(298,756,926)
Net increase (decrease) in net assets resulting from operations	$ (296,119,114)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income (loss)	$ 2,637,812	$ 3,186,164
Net realized gain (loss) on investment transactions	(162,990,073)	140,031,428
Net unrealized appreciation (depreciation) on investment transactions during the period	(135,766,853)	(55,408,643)
Net increase (decrease) in net assets resulting from operations	(296,119,114)	87,808,949
Distributions to shareholders from: Net investment income: Class AARP	(471)	-
Class S	(581,502)	(3,040,920)
Net realized gains: Class AARP	(88,573)	-
Class S	(50,938,837)	(3,789,535)
Fund share transactions: Proceeds from shares sold	2,424,534,697	3,262,435,262
Reinvestment of distributions	41,418,185	6,504,234
Cost of shares redeemed	(2,803,851,907)	(2,974,422,151)
Net increase (decrease) in net assets from Fund share transactions	(337,899,025)	294,517,345
Increase (decrease) in net assets	(685,627,522)	375,495,839
Net assets at beginning of period	1,410,863,107	1,035,367,268
Net assets at end of period (including undistributed net investment income of $1,951,284 and $587,200, respectively)	$ 725,235,585	$ 1,410,863,107

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	(3.65)
Total from investment operations	(3.66)
Net asset value, end of period	$ 22.13
Total Return (%)[c]	(14.19)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.72
Ratio of expenses (%)	1.64*
Ratio of net investment income (loss) (%)	(.07)*
Portfolio turnover rate (%)	104

a For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charges.
* Annualized
** Not annualized

Class B

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	(.13)
Net realized and unrealized gain (loss) on investment transactions	(3.64)
Total from investment operations	(3.77)
Net asset value, end of period	$ 22.02
Total Return (%)[c]	(14.62)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.05
Ratio of expenses (%)	2.44*
Ratio of net investment income (loss) (%)	(.87)*
Portfolio turnover rate (%)	104

a For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charges.
* Annualized
** Not annualized

Class C

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	(.11)
Net realized and unrealized gain (loss) on investment transactions	(3.67)
Total from investment operations	(3.78)
Net asset value, end of period	$ 22.01
Total Return (%)[c]	(14.66)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.06
Ratio of expenses (%)	2.42*
Ratio of net investment income (loss) (%)	(.85)*
Portfolio turnover rate (%)	104

a For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charges.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares. On March 19, 2001, the Fund commenced offering Class A, B and C shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are generally not available to new investors. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $154,507,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Other expenses in the Statement of Operations include ordinary changes of estimates in expenses.

B. Purchases and Sales of Securities

During the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $1,092,948,539 and $1,386,925,601, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% on the first $1,000,000,000 of average daily net assets, 0.90% on the next $500,000,000 of such assets, 0.85% on the next $500,000,000 of such assets and 0.80% of such assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.99% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.400%, 0.450% and 0.425% of average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for the Class A, B, and C shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class AARP	$ 11,909	$ 1,070
Class S	4,117,599	247,993
Class A	2,023	579
Class B	80	17
Class C	78	23
	$ 4,131,689	$ 249,682

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period March 19, 2001 (commencement of sales) through October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 134	$ 29
Class C	138	40
	$ 272	$ 69

In addition, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from March 19, 2001 (commencement of sales) through October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 1,264	$ 364
Class B	44	9
Class C	46	13
	$ 1,354	$ 386

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period from March 19, 2001 (commencement of sales) through October 31, 2001, aggregated $687, of which none was paid to other firms.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period from March 19, 2001 (commencement of sales) through October 31, 2001, there were no CDSC for Class B and Class C.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purpose of AARP and its members.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	451,122	$ 11,872,302	33,683	$ 1,027,300*
Class S	87,021,932	2,386,508,552	95,336,229	3,261,407,962
Class A**	1,082,070	25,807,189	-	-
Class B**	4,069	105,179	-	-
Class C**	9,684	241,475	-	-
		$ 2,424,534,697		$ 3,262,435,262
Shares issued to shareholders in reinvestment of distributions
Class AARP	2,784	$ 85,008	-	$ -
Class S	1,353,419	41,333,177	186,155	6,504,234
Class A**	-	-	-	-
Class B**	-	-	-	-
Class C**	-	-	-	-
		$ 41,418,185		$ 6,504,234
Shares redeemed
Class AARP	(355,385)	$ (9,030,352)	(672)	$ (20,691)*
Class S	(101,105,436)	(2,769,514,323)	(87,055,905)	(2,974,401,460)
Class A**	(1,049,671)	(25,085,537)	-	-
Class B**	(1,881)	(50,599)	-	-
Class C**	(6,778)	(171,096)	-	-
		$ (2,803,851,907)		$ (2,974,422,151)
Net increase (decrease)
Class AARP	98,521	$ 2,926,958	33,011	$ 1,006,609*
Class S	(12,730,085)	(341,672,594)	8,466,479	293,510,736
Class A**	32,399	721,652	-	-
Class B**	2,188	54,580	-	-
Class C**	2,906	70,379	-	-
		$ (337,899,025)		$ 294,517,345

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to
October 31, 2000.
** For the period from March 19, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) was $9,082,057 with a weighted average interest rate of 5.65%. Interest expense for the year ended October 31, 2001 was $9,133.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
December 11, 2001

Tax Information (Unaudited)

The Fund paid distributions of $1.20 per share from net long-term capital gains during its year ended October 31, 2001, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $2,501,239 and earned $4,152,063 of foreign source income during the year ended October 31, 2001. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.08 per share as foreign taxes paid and $0.13 per share as income earned from foreign sources for the year ended October 31, 2001.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors

Linda C. Coughlin*
President and Director
Henry P. Becton, Jr.
Director; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Director; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Director; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Director; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Director; Consultant
Jean C. Tempel
Director; Managing Director, First Light Capital, LLC
Steven Zaleznick
Director; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
Irene T. Cheng*
Vice President
Joyce E. Cornell*
Vice President
Carol L. Franklin*
Vice President
William F. Glavin, Jr.*
Vice President
Joan Gregory*
Vice President
James E. Masur*
Vice President
Paul H. Rogers*
Vice President
Peter Sartori*
Vice President
Howard S. Schneider*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048